                                                                    EXHIBIT 4.14

                               AMENDMENT NO. 3 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 24, 2002, among Amkor Technology, Inc. a Delaware corporation (the "Borrower") and the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), amends certain provisions of the Amended and Restated Credit Agreement dated as of March 30, 2001 (as amended, the "Credit Agreement") among the Borrower, the lenders party thereto (collectively the "Lenders"), the issuing banks party thereto, Salomon Smith Barney Inc. ("SSBI"), as sole book manager, Citicorp USA, Inc., as administrative agent (the "Administrative Agent") and as collateral agent (the "Collateral Agent"), SSBI and Deutsche Banc Alex. Brown Inc. ("DBAB"), as arrangers, and DBAB as syndication agent.

                  PRELIMINARY STATEMENTS:

                  (1) The parties to this Amendment are party to the Credit Agreement. Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

                  (2) The parties hereto have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

                  (a) AMENDMENTS TO ARTICLE I (DEFINITIONS AND ACCOUNTING
TERMS).

                        (i) The following new definitions are inserted in
Section 1.1 of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section:

                              "Alternative Minimum EBITDA" shall mean, for each
                        Measurement Period ending on the last day of each fiscal quarter set forth below, EBITDA of not less than the amount set forth below opposite such fiscal quarter:

                                    QUARTER ENDING              AMOUNT
                                    --------------              ------
                                    June 30, 2002               $75,000,000
                                    September 30, 2002          $125,000,000

                              "Amendment Effective Date" has the meaning
                        specified in Amendment No. 3 to this Agreement among the Borrower, the Lenders party thereto and the Administrative Agent.

                  (b) AMENDMENTS TO ARTICLE V (COVENANTS OF THE BORROWER).

                        (i) Section 5.2(f) (Investments in Other Persons) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof to read in its entirety as follows:

                              In the event that, during the period commencing on
                        the Amendment Effective Date through December 31, 2002, the Borrower is not permitted to make any cash Investments pursuant to the immediately preceding sentence, the Borrower shall be permitted to make additional cash Investments, subject to compliance with
                        Section 5.4(f) after giving effect to any cash Investments made or held hereunder, up to a maximum amount, together with any Capital Expenditures made pursuant to the last sentence of clause (o) of this
                        Section 5.2, not to exceed $50,000,000 in the aggregate; provided, however, that if, after receipt of the quarterly financial statements delivered pursuant to
                        Section 5.3(c) for the fiscal quarter ending June 30, 2002 or September 30, 2002, it is determined that the Borrower has not maintained the Alternative Minimum EBITDA for such quarter, then no additional cash Investments shall be permitted pursuant to this sentence.

                        (ii) Section 5.2(o) (Capital Expenditures) of the Credit Agreement is hereby amended by replacing the last sentence at the end thereof with the following:

                              Notwithstanding anything in this clause (o) to the
                        contrary, the Borrower will not at any time permit Capital Expenditures during (i) the fiscal quarters ending on December 31, 2001, March 31, 2002, September 30, 2002 and December 31, 2002 to exceed $25,000,000 in any such quarter and (ii) the fiscal quarter ending on June 30, 2002 to exceed $45,000,000; provided, that the unused portion of Capital Expenditures permitted in any fiscal quarter referenced in the preceding sub-clauses
                        (i) and (ii) (including any amount carried over from a previous quarter pursuant to this proviso) and not used in such quarter may be carried over and added to the amount otherwise permitted in the immediately succeeding fiscal quarter, through the fiscal quarter ending on December 31, 2002, provided further, however, that if the Borrower makes less than $20,000,000 in Capital Expenditures during the fiscal quarters ending on June 30, 2002 and September 30, 2002 collectively then the amount permitted to be carried over to the fiscal quarter ending on December 31, 2002 shall be reduced by an amount equal to (x) $20,000,000 minus (y) the amount of Capital Expenditures actually made by the Borrower during the fiscal quarters ending on June 30, 2002 and September 30, 2002. In the event that, during the period commencing on the Amendment Effective Date through December 31, 2002, the Borrower is not permitted to make any Capital Expenditures pursuant to the immediately preceding sentence, the Borrower shall be permitted to make additional Capital Expenditures, subject to compliance with Section 5.4(f) after giving effect to any Capital Expenditures made hereunder, up to a maximum amount, together with any cash Investments made pursuant to the last sentence of clause (f) of this Section 5.2, not to exceed $50,000,000 in the aggregate; provided, however, that if, after receipt of the quarterly financial statements delivered pursuant to Section 5.3(c) for the fiscal quarter ending June 30, 2002 or September 30, 2002, it is determined that the Borrower has not maintained the Alternative Minimum EBITDA for such quarter, then no additional Capital Expenditures shall be permitted pursuant to this sentence.

                        (iii) Section 5.4(f) (Minimum Daily Liquidity) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

                              ; provided, however, that the amounts for each
                        quarter set forth above shall be increased by an amount (rounded upwards, if necessary, to the nearest $1,000,000) equal to 50% of the sum of (i) any Investment made or held by the Borrower during any such quarter pursuant to the last sentence of Section 5.2(f) and (ii) any Capital Expenditure made by the Borrower during any such quarter pursuant to the last sentence of
                        Section 5.2(o).

                  SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the following conditions precedent have been satisfied:

                  (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment;

                  (b) each Subsidiary Guarantor shall have executed a consent to this Amendment in the form attached hereto; and

                  (c) the Borrower shall have paid any fees required to be paid herewith under any Loan Documents.

Furthermore this Amendment is subject to the provisions of Section 8.1 of the Credit Agreement.

                  SECTION 3. CONSTRUCTION WITH THE LOAN DOCUMENTS.

                  (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be modified to reflect the changes made in this Amendment as of the Amendment Effective Date.

                  (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Issuing Banks, the Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

                  (d) This Amendment is a Loan Document.

                  SECTION 4. GOVERNING LAW. This Amendment is governed by the law of the State of New York.

                  SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that each of the representations and warranties made by the Borrower in the Credit Agreement, as amended hereby, and the other Loan Documents to which the Borrower is a party or by which the Borrower is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        AMKOR TECHNOLOGY, INC.,


                                        By      /s/ Kenneth T. Joyce
                                            __________________________
                                            Name:   Kenneth T. Joyce
                                            Title:  Chief Financial Officer


                                        CITICORP USA, INC.,
                                        as Administrative Agent

                                        By      /s/ Suzanne Crymes
                                            __________________________
                                            Name:   Suzanne Crymes
                                            Title:  Vice President

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CITYBANK N.A.,
                                        __________________________
                                        as Lender

                                        By      /s/ Suzanne Crymes
                                            __________________________
                                            Name:   Suzanne Crymes
                                            Title:  Vice President

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        __________________________
                                        Societe Generale
                                        as Lender


                                        By      /s/ Edward J. Grimm
                                            __________________________
                                            Name:   Edward J. Grimm
                                            Title:  Director

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        IBM Credit Corporation
                                        __________________________
                                        as Lender


                                        By      /s/ Thomas S. Curan
                                            __________________________
                                            Name:   Thomas S. Curan
                                            Title:  Manager at Credit

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        BARCLAYS BANK PLC
                                        __________________________
                                        as Lender


                                        By      /s/ John Giannone
                                            __________________________
                                            Name:   John Giannone
                                            Title:  Director

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        Sierra CLO,I
                                        __________________________
                                        as Lender


                                        By      /s/ John M. Casparian
                                            __________________________
                                            Name:   John M. Casparian
                                            Title:  Chief Operating Officer
                                                    Centre Pacific, Manager

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        THE TRAVELERS INSURANCE COMPANY
                                        __________________________
                                        as Lender


                                        By      /s/ Matthew J. McInerny
                                            __________________________
                                            Name:   MATTHEW J. MCINERNY
                                            Title:  ASSISTANT INVESTMENT OFFICER


[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        COLISEUM FUNDING LTD.
                                        By Travelers Asset Management
                                           International Company, LLC
                                        __________________________
                                        as Lender


                                        By      /s/ Matthew J. McInerny
                                            __________________________
                                            Name:   MATTHEW J. MCINERNY
                                            Title:  ASSISTANT INVESTMENT OFFICER


[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        COLUMBUS LOAN FUNDING LTD.
                                        By Travelers Asset Management
                                           International Company, LLC
                                        __________________________
                                        as Lender


                                        By      /s/ Matthew J. McInerny
                                            __________________________
                                            Name:   MATTHEW J. MCINERNY
                                            Title:  ASSISTANT INVESTMENT OFFICER

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        OCTAGON INVESTMENT PARTNERS II, LLC
                                        By: Octagon Credit Investors, LLC
                                           as sub-investment manager,
                                        __________________________
                                        as Lender


                                        By      /s/ Michael B. Nechamkin
                                            __________________________
                                            Name:   Michael B. Nechamkin
                                            Title:  Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        OCTAGON INVESTMENT PARTNERS III, LLC
                                        By: Octagon Credit Investors, LLC
                                           as Portfolio Manager
                                        __________________________,
                                        as Lender


                                        By      /s/ Michael B. Nechamkin
                                            __________________________
                                            Name:   Michael B. Nechamkin
                                            Title:  Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        OCTAGON INVESTMENT PARTNERS IV, LTD.
                                        By: Octagon Credit Investors, LLC
                                           as collateral manager
                                        __________________________
                                        as Lender


                                        By      /s/ Michael B. Nechamkin
                                            __________________________
                                            Name:   Michael B. Nechamkin
                                            Title:  Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

David L. Babson & Company Inc., as Collateral Manager for:



TRYON CLO Ltd. 2000-1

APEX (IDM) CDO l, LTD

ELC (Cayman) Ltd.

ELC (Cayman) Ltd.
CDO Series 1999-I

ELC (Cayman) Ltd. 1999-II

ELC (Cayman) Ltd. 2000-I

ELC (Cayman) Ltd. 1999-III

as Lender


By      /s/ Michael J. Audino
            __________________________
            Name:   Michael J. Audino
            Title:  Director

[SIGNATURE PAGE TO AMENDMENT NO. 3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        Comerica Bank
                                        __________________________
                                        as Lender


                                        By      /s/ Robert P. Wilson
                                            __________________________
                                            Name:   Robert P. Wilson
                                            Title:  Vice President


[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        ABN AMRO Bank N.V.
                                        __________________________
                                        as Lender


                                        By      /s/ Panida Wongchantara
                                            __________________________
                                            Name:   PANIDA WONGCHANTARA
                                            Title:  ASSISTANT VICE PRESIDENT

                                        By      /s/ Alexis Soojin Yoo
                                            __________________________
                                            Name:   ALEXIS SOOJIN YOO
                                            Title:   VICE PRESIDENT

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        __________________________


                                        Sankary High Yield Asset Partners, L.P.


                                        as Lender

                                        By      /s/ Diane J. Exter
                                            __________________________
                                            Name:   DIANE J. EXTER
                                            Title:  MANAGING DIRECTOR
                                                    PORTFOLIO MANAGER


[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        __________________________


                                        Sankary High Yield Asset Partners, II
                                        L.P.


                                        as Lender


                                        By      /s/ Diane J. Exter
                                            __________________________
                                            Name:   DIANE J. EXTER
                                            Title:  MANAGING DIRECTOR
                                                    PORTFOLIO MANAGER


[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        __________________________


                                        Sankary High Yield Asset Partners,III
                                        L.P.


                                        as Lender


                                        By      /s/ Diane J. Exter
                                            __________________________
                                            Name:   DIANE J. EXTER
                                            Title:  MANAGING DIRECTOR
                                                    PORTFOLIO MANAGER

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDE AND RESTATED CREDIT AGREEMENT]

                                        __________________________


                                        Sankary Advisors, LLC as Collateral
                                        Manager for Great Point CLO 1999-1
                                        LTD., as Term Lender


                                        as Lender


                                        By      /s/ Diane J. Exter
                                            __________________________
                                            Name:   DIANE J. EXTER
                                            Title:  MANAGING DIRECTOR
                                                    PORTFOLIO MANAGER

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDE AND RESTATED CREDIT AGREEMENT]

                                        __________________________

                                        Sankary Advisors, LLC as Collateral
                                        Manager for Race Point CLO Limited,
                                        LTD., as Term Lender


                                        as Lender


                                        By      /s/ Diane J. Exter
                                            __________________________
                                            Name:   DIANE J. EXTER
                                            Title:  MANAGING DIRECTOR
                                                    PORTFOLIO MANAGER

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDE AND RESTATED CREDIT AGREEMENT]

                                        The Bank of Nova Scotia
                                        __________________________
                                        as Lender


                                        By      /s/ Melvin J. Mandelbaum
                                            __________________________
                                            Name:   MELVIN J. MANDELBAUM
                                            Title:  MANAGING DIRECTOR


[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        BLACK DIAMOND CLO 1999-1 LTD.
                                        __________________________
                                        as Lender


                                        By      /s/ Paul Cope
                                            __________________________
                                            Name:   Paul Cope
                                            Title:  Director


[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        BLACK DIAMOND CLO 2000-1 LTD.
                                        __________________________
                                        as Lender


                                        By      /s/ Paul Cope
                                            __________________________
                                            Name:   Paul Cope
                                            Title:  Director


[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        BLACK DIAMOND INTERNATIONAL
                                        FUNDING, LTD.
                                        ___________________________
                                        as Lender


                                        By      /s/ Paul Cope
                                            __________________________
                                            Name:   Paul Cope
                                            Title:  Director


[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        LONG LANE MASTER TRUST IV,
                                        as Lender

                                        By: Fleet National Bank as Trust
                                            Administrator

                                        By      /s/ Kevin Kevins
                                            __________________________
                                            Name:   Kevin Kevins
                                            Title:  Managing Director


[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        Toronto Dominion (New York), Inc.,
                                        as Lender

                                        By      /s/ Dave Parker
                                            __________________________
                                            Name:   Dave Parker
                                            Title:  Vice President


[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        First Dominion Funding I
                                         __________________________,
                                        as Lender


                                        By      /s/ David H. Lerner
                                            __________________________
                                            Name:   DAVID H. LERNER
                                            Title:  AUTHORIZED SIGNATORY


[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        First Dominion Funding II
                                         __________________________,
                                        as Lender


                                        By      /s/ David H. Lerner
                                            __________________________
                                            Name:   DAVID H. LERNER
                                            Title:  AUTHORIZED SIGNATORY


[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CSAM Funding I
                                         __________________________,
                                        as Lender


                                        By      /s/ David H. Lerner
                                            __________________________
                                            Name:   DAVID H. LERNER
                                            Title:  AUTHORIZED SIGNATORY


[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        TRSI LLC
                                        as Lender


                                        By      /s/ Rosemary F. Dunne
                                            __________________________
                                            Name:   Rosemary F. Dunne
                                            Title:  Attorney-in-Fact


[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

ARES Leveraged Investment Fund II, L.P.

By:     ARES Management II, L.P.
Its:    General Partner


By:  /s/ Seth J. Brufsky
__________________________
Name:    Seth J. Brufsky
Title:   Vice President




ARES III CLO Ltd.

By:     ARES CLO Management, LLC
Its:    Investment Manager


By:  /s/ Seth J. Brufsky
__________________________
Name:    Seth J. Brufsky
Title:   Vice President




ARES IV CLO Ltd.

By:     ARES CLO Management IV, L.P.
        Investment Manager

By:     ARES CLO GP IV, LLC
Its:    Managing Member


By:  /s/ Seth J. Brufsky
__________________________
Name:    Seth J. Brufsky
Title:   Vice President




ARES V CLO Ltd.

By:     ARES CLO Management V, L.P.
        Investment Manager

By:     ARES CLO GP V, LLC
Its:    Managing Member


By:  /s/ Seth J. Brufsky
__________________________
Name:    Seth J. Brufsky
Title:   Vice President

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        __________________________
                                        AMMC CDO II, LIMITED
                                        By: American Money Management Corp.
                                            as Collateral Manager

                                        By      /s/ David P. Meyer
                                            __________________________
                                            Name:   DAVID P. MEYER
                                            Title:  VICE PRESIDENT

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        AERIES FINANCE-II LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc.
                                            As Sub-Managing Agent

                                        By      /s/ Joseph Rotondo
                                            __________________________
                                            Name:   Joseph Rotondo
                                            Title:  Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        AMARA-1 FINANCE, LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc.
                                            As Financial Manager

                                        By      /s/ Joseph Rotondo
                                            __________________________
                                            Name:   Joseph Rotondo
                                            Title:  Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        AMARA-2 FINANCE, LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc.
                                            As Financial Manager

                                        By      /s/ Joseph Rotondo
                                            __________________________
                                            Name:   Joseph Rotondo
                                            Title:  Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        AVALON CAPITAL LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc.
                                            As Portfolio Advisor

                                        By      /s/ Joseph Rotondo
                                            __________________________
                                            Name:   Joseph Rotondo
                                            Title:  Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        AVALON CAPITAL LTD. 2
                                        By: INVESCO Senior Secured Management,
                                            Inc.
                                            As Portfolio Advisor

                                        By      /s/ Joseph Rotondo
                                            __________________________
                                            Name:   Joseph Rotondo
                                            Title:  Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CERES II FINANCE LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc.
                                            As Sub-Managing Agent (Financial)

                                        By      /s/ Joseph Rotondo
                                            __________________________
                                            Name:   Joseph Rotondo
                                            Title:  Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        OASIS COLLATERALIZED HIGH INCOME
                                        PORTFOLIOS-1, LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc.
                                            As Sub-Managing Agent (Financial)

                                        By      /s/ Joseph Rotondo
                                            __________________________
                                            Name:   Joseph Rotondo
                                            Title:  Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CHARTER VIEW PORTFOLIO
                                        By: INVESCO Senior Secured Management,
                                            Inc.
                                            As Investment Advisor

                                        By      /s/ Joseph Rotondo
                                            __________________________
                                            Name:   Joseph Rotondo
                                            Title:  Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        AIM FLOATING RATE FUND
                                        By: INVESCO Senior Secured Management,
                                            Inc.
                                            As Attorney in fact

                                        By      /s/ Joseph Rotondo
                                            __________________________
                                            Name:   Joseph Rotondo
                                            Title:  Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        SEQUILS-LIBERTY, LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc.
                                            As Collateral Manager

                                        By      /s/ Joseph Rotondo
                                            __________________________
                                            Name:   Joseph Rotondo
                                            Title:  Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CypressTree Investment Management
                                        Company, Inc.

                                        As  Attorney-in-Fact and on behalf of
                                            First Allmerica Financial Life
                                            Insurance Company as

                                             Portfolio Manager

                                        By      /s/ Peter Campo
                                            __________________________
                                            Name:   Peter Campo
                                            Title:  Associate

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CypressTree Investment Partners I, Ltd.
                                        By  CypressTree Investment Management
                                            Company, Inc.,
                                            as Portfolio Manager

                                        By      /s/ Peter Campo
                                            __________________________
                                            Name:   Peter Campo
                                            Title:  Associate

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                       CypressTree Investment Partners II, Ltd.,
                                       By:  CypressTree Investment Management
                                            Company, Inc.,
                                            as Portfolio Manager

                                       By:      /s/ Peter Campo
                                            __________________________
                                            Name:   Peter Campo
                                            Title:  Associate

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        SEQUILS - PILGRIM I, LTD.
                                        By:  ING Investments, LLC
                                             as its investment manager

                                        By:      /s/ Robert L. Wilson
                                             __________________________
                                             Name:   Robert L. Wilson
                                             Title:  Vice President

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                                        ML CLO XII PILGRIM AMERICA
                                        (CAYMAN) LTD.
                                        By:  ING Investments, LLC
                                             as its investment manager

                                        By:      /s/ Robert L. Wilson
                                             __________________________
                                             Name:   Robert L. Wilson
                                             Title:  Vice President

[SIGNATURE PAGE TO AMENDMENT NO.3-AMKOR TECHNOLOGY INC. AMENDED AND RESTATED CREDIT AGREEMENT]

                         CONSENT OF SUBSIDIARY GUARANTOR



                                                       Dated as of June 24, 2002


                  Each of the undersigned corporations, as a Subsidiary Guarantor under the Subsidiary Guaranty dated April 28, 2000 (as confirmed by the Guaranty and Security Confirmation dated as of March 30, 2001, the "Subsidiary Guaranty") in favor of the Secured Parties under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

                                                     GUARDIAN ASSETS, INC.


                                        By      /s/ Kevin J. Heron
                                            __________________________
                                            Name:   Kevin J. Heron
                                            Title:  Secretary